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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   January 18, 2007

                                                 MFB Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                   Indiana                               0-23374
(State or Other Jurisdiction of Incorporation)     (Commission File Number)
            35-1907258
(IRS Employer Identification No.)

                  4100 Edison Lakes Parkway, Suite 300,
                     P.O. Box 528, Mishawaka, Indiana 46546 (Address of
                 Principal Executive Offices) (Zip Code)

                                               (574) 277-4200
                            (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Results from Operations and Financial Condition

On January 18, 2007, MFB Corporation issued a press release that announced its first quarter earnings for fiscal year 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits

         (d) Exhibits

    Exhibit No.                                          Description
        99.1 Press release dated January 18, 2007, with respect to MFB Corporation's financial results for the first quarter ended December 31, 2006.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 18, 2007                          MFB Corp.

                                                By: /s/ Charles J Viater
                                            Charles J. Viater, President and CEO
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